UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 28, 2017
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant's telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company's shareholders (the "Annual Meeting") was held on September 28, 2017.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board's solicitations.  At this Annual Meeting, the shareholders were requested to: (1) elect a board of directors; (2) ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2018; (3) cast an advisory vote on the executive compensation of the Company's named executive officers as disclosed in the Proxy Statement, filed with the U.S. Securities and Exchange Commission on August 18, 2017; and (4) cast an advisory vote on the frequency of the of the named executive officer compensation vote.

(1)
At the Annual Meeting, the holders of 45,664,250 shares of the Company's Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class A Director:

	FOR	WITHHELD	Broker Non Votes
George Bell	40,290,738	2,390,134	2,983,378
Laurie A. Leshin	41,771,696	909,176	2,983,378
William Pence	41,847,391	833,481	2,983,378
Kalpana Raina	41,740,342	940,530	2,983,378

At the Annual Meeting, the holders of 9,054,119 shares of the Company's Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Matthew S. Kissner	8,437,996	1,852	614,271
Mari J. Baker	8,437,996	1,852	614,271
William J. Pesce	8,415,981	23,867	614,271
William B. Plummer	8,437,996	1,852	614,271
David C. Dobson	8,437,996	1,852	614,271
Jesse C. Wiley	8,410,792	29,056	614,271
Raymond W. McDaniel, Jr.	8,437,996	1,852	614,271

(2)
At the Annual Meeting, the holders of 13,620,544 shares of the Company's combined Class A and Class B Common Stock were represented in person or by proxy to ratify the appointment by the Board of Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2018; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,305,116	312,909	2,519

(3)
At the Annual Meeting, the holders of 13,620,544 of the Company's combined Class A and Class B Common Stock were represented in person to consider and approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,612,323	88,653	6,959	912,609

(4)
At the Annual Meeting, the holders of 13,620,544 of the Company's combined Class A and Class B Common Stock were represented in person to consider and approve, on a non-binding advisory basis, the frequency of the Company's named executive officer vote as disclosed in the Proxy Statement; tabulation as follows:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES

12,184,085	20,417	496,617	6,817	912,608

The Company has decided to continue providing an advisory shareholder vote on the compensation of its named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Matthew S. Kissner
Matthew S. Kissner
Interim Chief Executive Officer and
Chairman of the Board

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President, Technology and Operations

Dated: September 29, 2017